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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Reuben F. Richards, Jr. and Thomas G. Werthan, or either or them, his attorney-in-fact, with the power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement described in the attached resolutions as well as any and all amendments (including post-effective amendments) to such Registration Statement, and to sign any registration statement for the same offering covered by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002



                                       ---------------------------------------
                                       REUBEN F. RICHARDS, JR.




                                       ---------------------------------------
                                       THOMAS G. WERTHAN




                                       ---------------------------------------
                                       RICHARD A. STALL




                                       ---------------------------------------
                                       THOMAS J. RUSSELL




                                       ---------------------------------------
                                       ROBERT LOUIS-DREYFUS



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                                                                    EXHIBIT 24.1




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                                       HUGH H. FENWICK




                                       ---------------------------------------
                                       SHIGEO TAKAYAMA




                                       ---------------------------------------
                                       CHARLES T. SCOTT




                                       ---------------------------------------
                                       JOHN J. HOGAN, JR.